SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.   20549

                    ________________________

                            FORM 8-K


                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934



Date  of  Report (Date of earliest event reported) September  25,
1996




                       THE ALLEN GROUP INC.
       (Exact name of Registrant as specified in charter)



    Delaware                        1-6016            38-0290950
(State of Other Jurisdiction     (Commission      (IRS Employer
  of  Incorporation)              File Number)     Identification No.)



    25101 Chagrin Boulevard, Beachwood, Ohio          44122-5619
(Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code  216/765-5818



                            Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)






           Exhibit Index is on page 4 of this Report.

                       Page 1 of 6 pages.

Item 5.   Other Events

      On September 25, 1996, The Allen Group Inc. ("Allen") announced that on September 23, 1996, the Ohio Court of Common Pleas in Columbus, Ohio, granted its subsidiary, MARTA Technologies, Inc. ("MARTA"), a preliminary injunction, against the Ohio Environmental Protection Agency ("Ohio EPA"). The
preliminary injunction prohibits the Ohio EPA from: (1) conducting a hearing regarding termination of MARTA's centralized automobile emissions testing contract for the Cincinnati region of Ohio (the "Contract"), (2) terminating the Contract, and (3) prohibiting MARTA from performing its obligations under the Contract (including the testing of vehicles).

      A press release dated September 25, 1996, announcing the issuance of the preliminary injunction is filed as Exhibit 99 to this Report and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               99 News Release dated September 25, 1996




                           SIGNATURES

               Pursuant to the requirements of the Securities
           Exchange  Act of 1934, the Registrant has duly  caused
          this Report to be signed on its behalf by the undersigned
          hereunto duly authorized.


                         THE ALLEN GROUP INC.
                         (Registrant)



                         By   \s\Robert A. Youdelman
                              Robert A. Youdelman
                              Senior Vice President-Finance,
                              Chief Financial Officer and
                                   Assistant Secretary







DATE:    September 30, 1996




                      THE ALLEN GROUP INC.
                          EXHIBIT INDEX



Exhibit Number:                                             Page

       99   Press  Release  dated  September  25,  1996........5





                                                       Exhibit 99

                                            FOR IMMEDIATE RELEASE

                    ALLEN GROUP'S SUBSIDIARY
                 GRANTED PRELIMINARY INJUNCTION

      Beachwood, Ohio, September 25, 1996 -- The Allen Group Inc. ("Allen") announced today that on September 23, 1996, the Ohio Court of Common Pleas in Columbus, Ohio, granted its subsidiary, MARTA Technologies, Inc. ("MARTA"), a preliminary injunction, against the Ohio Environmental Protection Agency ("Ohio EPA"). The preliminary injunction prohibits the Ohio EPA from: (1) conducting a hearing regarding termination of MARTA's centralized automobile emissions testing contract for the Cincinnati region of Ohio (the "Contract"), (2) terminating the Contract, and (3) prohibiting MARTA from performing its obligations under the Contract (including the testing of vehicles).

      The  Court  previously had granted  MARTA's  motion  for  a temporary restraining order and had referred the matter to a Magistrate for consideration of MARTA's request for a preliminary injunction. The Magistrate conducted a hearing from September 9 through 17, 1996, and on September 20, 1996, issued a 30-page decision recommending the granting of MARTA's application for a preliminary injunction. The Court's Order of September 23, 1996, adopted the Magistrate's decision.

      MARTA, Envirotest Systems Corp. ("Envirotest") and Ohio EPA remain engaged in discussions regarding the transfer of MARTA's Cincinnati, Ohio, program to Envirotest. As previously announced by Allen, MARTA has entered into a contract to transfer all three of its current centralized emissions testing programs, including its Cincinnati, Ohio program, to Envirotest.

      Statements included in this news release which are not historical in nature are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q contain certain detailed factors that could cause the Company's actual results to materially differ from forward-looking statements made by the Company.

      The  Allen  Group  Inc. (NYSE symbol - ALN)  is  a  leading supplier to the worldwide two-way wireless communications marketplace of systems expansion, site management products and antennas; provides frequency planning, system engineering services and design programs to current and emerging wireless markets; and operates centralized automotive emissions inspection programs.

                              (30)
For further information contact:   Robert A. Youdelman
                                   216/765-5820
                                   http://www.allengroup.com